[BEDERSON & COMPANY LLP Letterhead]











                                                            November 20, 1996



U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

                           Re:  Moonlight International Corp.
                                (Formerly Compucolor Network Ltd.
                                and hereinafter "Registrant")

Gentlemen:

         We were previously principal accountants for Registrant and audited such Registrant's financial statements for the years indicated in its 8-K with date of report of March 9, 1995. We have received copy of the Form 8-K indicating that our services were terminated, have read Item 4 of such 8-K and are in agreement with the statements contained therein as they pertain to the undersigned in any manner.

                                Very truly yours,


                                /s/ BENDERSON & COMPANY LLP
                                ---------------------------
                                    Bederson & Company LLP